---------------------------------------
                         Annual Report October 31, 1998
                     ---------------------------------------

                                   OPPENHEIMER

                                  Quest Capital
                                Value Fund, Inc.

                                [GRAPHIC OMITTED]

                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

3 President's Letter

4 An Interview
  with Your Fund's
  Manager

9 Fund Performance

---------------------------------------

13 Financial
   Statements

27 Report of
   Independent
   Accountants

---------------------------------------

28 Federal
   Income Tax
   Information

29 Officers and
   Directors

32 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o Due to the economic turmoil in Asia and Russia, as well as the slowing U.S. business environment, larger domestic growth companies that could increase sales and profits independently of the economy generally performed well.

o We continue to look for companies which generate strong cash flow and that trade at reasonable prices compared to our estimate of their intrinsic worth.

Avg Annual Total Returns
For the 1-Year Period
Ended 10/31/98

Class A

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
13.28%          6.77%
---------------------------------------

Class B

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
12.54%          8.71%
---------------------------------------

Class C
Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
12.49%          11.72%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

The Fund's investment advisor is OppenheimerFunds, Inc., and its Subadvisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current 5.75% maximum initial sales charge. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge (the Fund's distributor has voluntarily agreed to waive 0.15% of this fee until 2/28/99).


2  Oppenheimer Quest Capital Value Fund, Inc.

[PHOTO OMITTED]
Bridget A. Macaskill
President
Oppenheimer Quest
Capital Value Fund, Inc.


 Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

     Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed-income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

     As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

     Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 20, 1998


3   Oppenheimer Quest Capital Value Fund, Inc.

"...we look for strong businesses with good management at modest prices."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the fiscal year that ended October 31, 1998?

Oppenheimer Quest Capital Value Fund, Inc. tends to invest in mid-sized companies, which, as a group, did not perform as well as the large-company averages such as the S&P 500 Index and the Dow Jones Industrial Average. Throughout the entire fiscal period, investors, particularly those based overseas, have preferred large U.S. companies for their perceived safety and liquidity. However, the Fund's Class A shares have earned an overall 4-star ranking (HHHH) from Morningstar for the combined 3-, 5- and 10-year periods ended September 30, 1998, among 2,678 (3-year), 1,584 (5-year), and 713
(10-year) domestic equity funds.(1)

      In addition, we manage the portfolio by employing a value style, emphasizing companies that are selling at a discount to what we believe to be their fair value. For much of the year, value trailed the growth style of investing, in which investors pay a premium for companies with earnings that are growing faster than the market as a whole.

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were ranked 2 stars (3-year), 2 stars (5-year) and 5 stars (10-year) weighted 20%/30%/50%, respectively.


4  Oppenheimer Quest Capital Value Fund, Inc.

[PHOTO OMITTED]
Portfolio Management
(l to r)
Jeffrey Whittington
(Portfolio Manager)
Bradley Holmes

Let's discuss some stocks that performed relatively well during the period.

MCI Worldcom, Inc., one of the world's leading telecommunications companies, continued to exhibit strong performance. We have owned the stock for about four years, and in that time, the management of the company has truly demonstrated its understanding of the rapidly changing telecommunications industry. Through a series of acquisitions, the company has grown from selling long-distance services to providing international, local and Internet services. Its recent merger with MCI Communications will create enormous cost savings as well as further diversification across a wider customer base.

      In the healthcare supplies and services industry, Allegiance Corp. continues to be very profitable despite the consolidation in the hospital industry, as well as the pricing squeeze from HMOs and the federal government. In response to declining profit margins, management entered into exclusive distribution relationships with manufacturers in exchange for favorable pricing--a strategy that has been very successful. We were also very impressed that top managers personally incurred millions of dollars of debt to buy the company's stock. They were rewarded for that commitment: In October, Cardinal Health, a major pharmaceutical distributor, announced its intention to merge with Allegiance.


5  Oppenheimer Quest Capital Value Fund, Inc.

Avg Annual Total Returns
For the Periods Ended 9/30/98(2)

Class A

1 year  5 year  10 year
---------------------------------------
-7.74%  10.95%  16.57%
---------------------------------------

Class B

                Since
1 year  5 year  Inception
---------------------------------------
-6.05%  N/A     7.59%
---------------------------------------

Class C

                Since
1 year  5 year  Inception
---------------------------------------
-3.41%  N/A     9.50%
---------------------------------------

 An interview with your Fund's manager
--------------------------------------------------------------------------------

A third success story during the year was H&R Block, Inc., which continues to benefit from increasingly complex tax laws. The tax preparation business has been one of the most profitable in the country. The company is enhancing the value of that franchise by acquiring small accounting firms, which tend to serve high-end clients.

Were there any industry sectors that proved disappointing?

Because the rental car industry has become increasingly price competitive, our investment there has performed poorly. In addition, our positions in computer hardware companies were adversely affected by the downdraft in Asia's economy.

2. Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A total returns reflect the historical performance of the Class A shares of the Fund (formerly, Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class B and C shares were first offered for sale on 3/3/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the applicable contingent deferred sales charge of 1%. Additional information on charges and expenses is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge (the Fund's distributor has voluntarily agreed to waive 0.15% of this fee until 2/28/99).


6  Oppenheimer Quest Capital Value Fund, Inc.

Do you favor certain industries in the portfolio?

No, there's no industry theme in the portfolio. We have investments in cable television, pharmaceutical distribution, insurance, telecommunications, tax preparation, mortgage brokerage, restaurants, railroads and so on. Although we remain bottom-up stock pickers, we cannot ignore the global economic turmoil and its impact on the U.S. economy. That's why it has been a good idea to own defensive, stable companies such as H&R Block, Inc. and Allegiance Corp. which don't have international exposure. And, while we don't target specific industries or sectors, we attempt to limit the number of stocks in the portfolio, so that we can get more insight into each individual holding.

What is your outlook for the Fund?

We are long-term investors in companies that generate strong cash flow and that trade at reasonable prices compared to our estimate of their intrinsic worth. Rather than trying to time the market or invest in the next hot sector, we look for strong businesses with good management at


7  Oppenheimer Quest Capital Value Fund, Inc.

Asset Allocation(3)

[PIE CHART OMITTED]

o Equities            80.7%
o Cash Equivalents    19.3

modest prices. Since we build portfolios from the bottom up, one stock at a time, we remain comfortable with the Fund's current holdings and are confident in their investment merits. This focus on individual quality companies is what makes Oppenheimer Quest Capital Value Fund, Inc. part of The Right Way to Invest.

--------------------------------------------------------------------------------
 Top 10 Stock Holdings(3)
--------------------------------------------------------------------------------
 Tele-Communications, Inc. (New) TCI Ventures Group, A shares            10.3%
--------------------------------------------------------------------------------
 Exel Ltd., Cl. A                                                        10.2
--------------------------------------------------------------------------------
 MCI WorldCom, Inc.                                                      10.1
--------------------------------------------------------------------------------
 H&R Block, Inc.                                                          7.8
--------------------------------------------------------------------------------
 Allegiance Corp.                                                         7.6
--------------------------------------------------------------------------------
 Canadian Pacific Ltd. (New)                                              5.0
--------------------------------------------------------------------------------
 LucasVarity plc, ADR                                                     4.9
--------------------------------------------------------------------------------
 Tricon Global Restaurants, Inc.                                          4.8
--------------------------------------------------------------------------------
 Countrywide Credit Industries, Inc.                                      4.8
--------------------------------------------------------------------------------
 ACE Ltd.                                                                 4.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Top 5 Industries(3)
--------------------------------------------------------------------------------
 Insurance                                                               14.9%
--------------------------------------------------------------------------------
 Telecommunications/Technology                                           12.6
--------------------------------------------------------------------------------
 Diversified Financial                                                   12.6
--------------------------------------------------------------------------------
 Telephone Utilities                                                     10.1
--------------------------------------------------------------------------------
 Healthcare/Supplies & Services                                           7.6
--------------------------------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of October 31, 1998 and are based on total market value of investments.


8  Oppenheimer Quest Capital Value Fund, Inc.

[GRAPHIC OMITTED]

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the fiscal year that ended October 31, 1998, Oppenheimer Quest Capital Value Fund, Inc. did not perform as well as the larger indexes such as the S&P 500 or the Dow Jones Industrial Average. In general, investors, particularly those based overseas, continued to prefer large blue-chip stocks for their perceived safety and liquidity. However, we believe that our investment style of selecting superior companies with good management at modest prices is a very sound one over the long term. The Fund's portfolio and its portfolio manager's strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until October 31, 1998. In the case of Class A shares (formerly, Capital Shares) performance is measured over a 10-year period, and in the case of Class B and Class C shares, performance is measured from inception of those classes on March 3, 1997. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                  9 Oppenheimer Quest Capital Value Fund, Inc.

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Capital Value Fund, Inc. (Class A) and S&P 500 Index

   [The following information was represented by a line graph in the printed materials.]

                             Oppenheimer Quest
                            Capital Value Fund
                                 Class A                      S&P 500
--------------------------------------------------------------------------------
12.31.87                           9425                        10000
--------------------------------------------------------------------------------
12.31.88                          12697                        11656
--------------------------------------------------------------------------------
12.31.89                          19179                        15343
--------------------------------------------------------------------------------
12.31.90                          17882                        14866
--------------------------------------------------------------------------------
12.31.91                          24814                        19386
--------------------------------------------------------------------------------
12.31.92                          30989                        20861
--------------------------------------------------------------------------------
12.31.93                          33255                        22958
--------------------------------------------------------------------------------
12.31.94                          32222                        23261
--------------------------------------------------------------------------------
12.31.95                          43244                        31991
--------------------------------------------------------------------------------
12.31.96                          51136                        39331
--------------------------------------------------------------------------------
12.31.97(1)                       56965                        49285
--------------------------------------------------------------------------------
12.31.98                          64529                        60122
--------------------------------------------------------------------------------

Average Annual Total Return of Class A Shares of the Fund at 10/31/98(2)
1 Year  6.77%         5 Year  12.39%        10 Year  17.32%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Quest Capital Value Fund, Inc. (Class B) and S&P 500 Index

   [The following information was represented by a line graph in the printed materials.]

                             Oppenheimer Quest
                            Capital Value Fund
                                 Class B                      S&P 500
--------------------------------------------------------------------------------
  3.3.97                          10000                        10000
--------------------------------------------------------------------------------
10.31.97                          11180                        11702
--------------------------------------------------------------------------------
10.31.98                          12240                        14276
--------------------------------------------------------------------------------

Average Annual Total Return of Class B Shares of the Fund at 10/31/98(3)
1 Year  8.71%         Life  12.94%


                 10 Oppenheimer Quest Capital Value Fund, Inc.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Quest Capital Value Fund, Inc. (Class C) and S&P 500 Index

   [The following information was represented by a line graph in the printed materials.]

                             Oppenheimer Quest
                            Capital Value Fund
                                 Class C                      S&P 500
--------------------------------------------------------------------------------
  3.3.97                          10000                        10000
--------------------------------------------------------------------------------
10.31.97                          11182                        11702
--------------------------------------------------------------------------------
10.31.98                          12578                        14276
--------------------------------------------------------------------------------

Average Annual Total Return of Class C Shares of the Fund at 10/31/98(4)
1 Year  11.72%        Life  14.81%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S&P 500 Index in the graphs begins on 12/31/87 for Class A and 2/28/97 for both Class B and Class C.

1. The Fund changed its fiscal year end from December to October.

2. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge. The inception date of the Fund (Class A shares) was 2/13/87. Income shares of the Fund were redeemed on 1/31/97. Class A total returns reflect the historical performance of the Class A shares of the Fund (formerly, Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (the date the Fund converted to an open-end fund) without giving effect to any fee waivers.

3. Class B shares of the Fund were first publicly offered on 3/3/97. The average annual total returns are shown net of the applicable 5% and 4% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.

4. Class C shares of the Fund were first publicly offered on 3/3/97. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                 11 Oppenheimer Quest Capital Value Fund, Inc.

Financials
--------------------------------------------------------------------------------


                 12 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments  October 31, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Common Stocks--79.9%
--------------------------------------------------------------------------------
Consumer Cyclicals--8.6%
--------------------------------------------------------------------------------
Leisure & Entertainment--4.7%
Tricon Global Restaurants, Inc.(1)                       300,000     $13,050,000
--------------------------------------------------------------------------------
Retail: Specialty--3.9%
Fred Meyer, Inc.(1)                                      200,000      10,662,500
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--7.6%
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--7.6%
Allegiance Corp.                                         559,500      20,806,406
--------------------------------------------------------------------------------
Energy--2.9%
--------------------------------------------------------------------------------
Oil-Integrated--2.9%
PanCanadian Petroleum Ltd.                               600,000       7,896,271
--------------------------------------------------------------------------------
Financial--27.2%
--------------------------------------------------------------------------------
Diversified Financial--12.5%
Countrywide Credit Industries, Inc.                      300,000      12,956,250
--------------------------------------------------------------------------------
H&R Block, Inc.                                          475,000      21,285,938
                                                                    ------------
                                                                      34,242,188

--------------------------------------------------------------------------------
Insurance--14.7%
ACE Ltd.                                                 375,000      12,703,125
--------------------------------------------------------------------------------
Exel Ltd., Cl. A                                         363,870      27,813,313
                                                                    ------------
                                                                      40,516,438

--------------------------------------------------------------------------------
Industrial--9.7%
--------------------------------------------------------------------------------
Manufacturing--4.8%
LucasVarity plc, ADR                                     380,000      13,300,000
--------------------------------------------------------------------------------
Transportation--4.9%
Canadian Pacific Ltd. (New)                              600,000      13,575,000
--------------------------------------------------------------------------------
Technology--12.5%
--------------------------------------------------------------------------------
Telecommunications/Technology--12.5%
General Instrument Corp.(1)                              246,000       6,319,125
--------------------------------------------------------------------------------
Tele-Communications, Inc. (New),
TCI Ventures Group, A Shares(1)                        1,500,000      27,937,500
                                                                    ------------
                                                                      34,256,625


                 13 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
--------------------------------------------------------------------------------
Utilities--11.4%
--------------------------------------------------------------------------------
Electric Utilities--1.4%
Niagara Mohawk Power Corp.(1)                            265,000      $3,875,625
--------------------------------------------------------------------------------
Telephone Utilities--10.0%
MCI WorldCom, Inc.(1)                                    500,000      27,625,000
                                                                    ------------
Total Common Stocks (Cost $128,525,400)                              219,806,053

                                                     Face
                                                     Amount
================================================================================
Short-Term Notes--19.0%(2)
--------------------------------------------------------------------------------
American Express Credit Corp., 5.28%, 11/3/98        $10,000,000       9,997,067
--------------------------------------------------------------------------------
Federal Home Loan Bank, 4.78%, 11/18/98                8,040,000       8,021,852
--------------------------------------------------------------------------------
Federal Home Loan Bank, 5.40%, 11/2/98                 2,725,000       2,724,591
--------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.05%, 12/1/98                  120,000         119,495
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.08%, 11/20/98      12,532,000      12,498,400
--------------------------------------------------------------------------------
Household Finance Corp., 5.28%, 11/9/98                9,099,000       9,088,324
--------------------------------------------------------------------------------
John Deere Capital Corp., 5.27%, 11/9/98              10,000,000       9,988,289
                                                                    ------------
Total Short-Term Notes (Cost $52,438,018)                             52,438,018

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $180,963,418)             98.9%    272,244,071
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                              1.1       2,958,684
                                                          ------    ------------
Net Assets                                                 100.0%   $275,202,755
                                                          ======    ============

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                 14 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $180,963,418)--see
accompanying statement                                              $272,244,071
--------------------------------------------------------------------------------
Cash                                                                       5,772
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                       3,907,106
Interest and dividends                                                   200,405
Shares of capital stock sold                                             200,265
Other                                                                    331,838
                                                                    ------------
Total assets                                                         276,889,457

================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                       1,031,950
Redemption of income certificates                                        495,045
Distribution and service plan fees                                        54,472
Transfer and shareholder servicing agent fees                             22,554
Directors' fees                                                            5,817
Dividends                                                                  3,490
Other                                                                     73,374
                                                                    ------------
Total liabilities                                                      1,686,702

================================================================================
Net Assets                                                          $275,202,755
                                                                    ============

================================================================================
Composition of Net Assets
Par value of shares of capital stock                                        $858
--------------------------------------------------------------------------------
Additional paid-in capital                                           174,670,637
--------------------------------------------------------------------------------
Undistributed net investment income                                      307,305
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions               8,943,302
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                    91,280,653
                                                                    ------------
Net assets                                                          $275,202,755
                                                                    ============

================================================================================
Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets
of $262,668,893 and 8,180,887 shares of capital stock outstanding)        $32.11

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $34.07

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,561,755 and 301,575 shares of capital stock outstanding) $31.71

--------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,972,107 and 93,666 shares of capital stock outstanding)  $31.73

See accompanying Notes to Financial Statements.


                 15 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $124,795)             $2,590,836
--------------------------------------------------------------------------------
Interest                                                              1,492,576
                                                                   ------------
Total income                                                          4,083,412

================================================================================
Expenses
Management fees--Note 4                                               2,871,810
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               1,405,206
Class B                                                                  45,629
Class C                                                                  15,759
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   212,625
--------------------------------------------------------------------------------
Registration and filing fees                                            113,807
--------------------------------------------------------------------------------
Shareholder reports                                                      69,618
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              28,350
--------------------------------------------------------------------------------
Directors' fees and expenses                                             25,409
--------------------------------------------------------------------------------
Custodian fees and expenses                                               2,350
--------------------------------------------------------------------------------
Other                                                                    35,846
                                                                   ------------
Total expenses                                                        4,826,409
Less reimbursement of expenses by
OppenheimerFunds, Inc.--Note 4                                       (1,070,287)
                                                                   ------------
Net expenses                                                          3,756,122

================================================================================
Net Investment Income                                                   327,290
================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                      8,958,278
--------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on investments                                          27,834,805
                                                                   ------------
Net realized and unrealized gain                                     36,793,083

================================================================================
Net Increase in Net Assets Resulting from Operations                $37,120,373
                                                                   ============

See accompanying Notes to Financial Statements.


                 16 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Year Ended October 31,
                                                              1998             1997(1)
============================================================================================
Operations
Net investment income                                         $     327,290    $   4,621,550
--------------------------------------------------------------------------------------------
Net realized gain                                                 8,958,278      112,202,017
--------------------------------------------------------------------------------------------
Provision/reduction of income taxes on capital gains                     --          101,806
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation            27,834,805      (81,440,121)
                                                              -------------    -------------
Net increase in net assets resulting from operations             37,120,373       35,485,252

============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                          (1,033,878)      (1,463,750)
Class B                                                              (2,195)              --
Class C                                                                (816)              --
--------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                        (111,344,042)              --
Class B                                                            (438,272)              --
Class C                                                            (247,999)              --

============================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions--Note 2:
Class A                                                          (5,120,973)    (361,670,071)
Class B                                                           8,589,646        1,137,545
Class C                                                           2,372,167          743,541
Redemption of income shares                                              --     (208,857,924)

============================================================================================
Net Assets
Total decrease                                                  (70,105,989)    (534,625,407)
--------------------------------------------------------------------------------------------
Beginning of period                                             345,308,744      879,934,151
                                                              -------------    -------------
End of period (including undistributed net investment
income of $307,305 and $1,025,380, respectively)              $ 275,202,755    $ 345,308,744
                                                              =============    =============

1. For the ten months ended October 31, 1997, for Class A shares and for the period from March 3, 1997 (inception of offering) to October 31, 1997 for Class B and Class C shares.

See accompanying Notes to Financial Statements.


                 17 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                         Class A
                                                         ------------------------------------------------------------------
                                                         Year Ended October 31,               Year Ended December 31,
                                                         1998            1997(2)              1996               1995
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $41.63          $37.25               $33.65             $25.79
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .05             .44                   --                 --
Net realized and unrealized gain (loss)                    4.28            3.93                 6.91               9.46
Provision/reduction for corporate income
taxes on net realized long-term capital gain                 --             .01                (3.31)             (1.57)
                                                         ------          ------               ------             ------
Total income (loss) from investment operations             4.33            4.38                 3.60               7.89
---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.13)             --                   --                 --
Distributions from net realized gain                     (13.72)             --                   --                 --
Distributions from net realized short-term gain              --              --                   --               (.03)
                                                         ------          ------               ------             ------
Total dividends and distributions to shareholders        (13.85)             --                   --               (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $32.11          $41.63               $37.25             $33.65
                                                         ======          ======               ======             ======
Market value, end of period                                 N/A             N/A               $36.13             $31.88
                                                         ======          ======               ======             ======
===========================================================================================================================
Total Return, at Net Asset Value(4)                       13.28%          11.76%               20.46%(3)          36.68%(3)

===========================================================================================================================
Total Return, at Market Value(5)                            N/A             N/A                23.63%             45.58%

===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $262,669        $343,329             $879,934           $815,179
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $280,821        $434,401             $883,395                N/A
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      0.13%           1.28%(6)(8)          2.82%              3.20%
Expenses, before voluntary assumption
or reimbursement by the Manager                            1.67%           1.54%(6)(8)          0.72%(7)           0.73%
Expenses, net of voluntary assumption
or reimbursement by the Manager                            1.29%           1.11%(6)(8)           N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                 30.2%           33.8%                  74%                72%

1. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.

2. For the ten months ended October 31, 1997, for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesignated as Class A shares. The Fund changed its fiscal year end from December 31 to October 31.

3. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made, total returns (unaudited) at net asset value for each of the years ended December 31, 1996, 1995, 1994 and 1993 would have been 18.25%, 34.20%, (3.11)% and 7.32%, respectively.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one


                 18 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                     Class B                  Class C
                                                      ----------------------         ----------------------   ----------------------
                                                                                     Year Ended October 31,   Year Ended October 31,
                                                      1994            1993           1998        1997(1)      1998        1997(1)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $27.09          $26.29         $41.41      $37.04       $41.42      $37.04
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              --              --           (.06)        .01         (.13)        .01
Net realized and unrealized gain (loss)                 (.38)           2.45           4.15        4.36         4.21        4.37
Provision/reduction for corporate income
taxes on net realized long-term capital gain            (.53)          (1.43)            --          --           --          --
                                                      ------          ------         ------      ------       ------      ------
Total income (loss) from investment operations          (.91)           1.02           4.09        4.37         4.08        4.38
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      --              --           (.07)         --         (.05)         --
Distributions from net realized gain                      --              --         (13.72)         --       (13.72)         --
Distributions from net realized short-term gain         (.39)           (.22)            --          --           --          --
                                                      ------          ------         ------      ------       ------      ------
Total dividends and distributions to shareholders       (.39)           (.22)        (13.79)         --       (13.77)         --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $25.79          $27.09         $31.71      $41.41       $31.73      $41.42
                                                      ======          ======         ======      ======       ======      ======
Market value, end of period                           $23.00          $23.75            N/A         N/A          N/A         N/A
                                                      ======          ======         ======      ======       ======      ======
================================================================================================================================
Total Return, at Net Asset Value(4)                    (1.29)%(3)       9.34%(3)      12.54%      11.80%       12.49%      11.82%

================================================================================================================================
Total Return, at Market Value(5)                        0.89%          10.50%           N/A         N/A          N/A         N/A

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $673,742        $696,803         $9,562      $1,208       $2,972        $773
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        N/A             N/A         $4,586        $552       $1,582        $372
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   3.47%           3.29%         (0.57)%      0.07%(6)    (0.58)%      0.06%(6)
Expenses, before voluntary assumption
or reimbursement by the Manager                         0.74%           0.74%          2.24%       2.14%(6)     2.23%       2.13%(6)
Expenses, net of voluntary assumption
or reimbursement by the Manager                          N/A             N/A           2.01%       1.86%(6)     2.01%       1.85%(6)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                45%             51%          30.2%       33.8%        30.2%       33.8%

full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value.

5. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).

6. Annualized.

7. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

8. Due to the change from the Fund's dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $77,468,971 and $209,752,585, respectively.

See accompanying Notes to Financial Statements


                 19 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund invests in securities (primarily equity securities) of companies believed by management to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                 20 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Directors' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1998, a provision of $5,817 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $5,817 as of October 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                 21 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $8,476.
Accumulated net realized gain on investments was increased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 22 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Capital Stock

The Fund has authorized one billion shares of $.0001 par value capital stock. Transactions in shares of capital stock were as follows:

                                   Year Ended October 31, 1998         Period Ended October 31, 1997(1)
                                   ------------------------------      --------------------------------
                                   Shares           Amount             Shares             Amount
-------------------------------------------------------------------------------------------------------
Class A:
Sold                                     945,259    $  29,059,913            487,331      $  16,807,176
Dividends and distribution
reinvested                             1,567,868       46,330,517                 --                 --
Redeemed                              (2,579,261)     (80,511,403)       (10,244,612)      (378,477,247)
                                   -------------    -------------      -------------      -------------
Net decrease                             (66,134)   $  (5,120,973)        (9,757,281)     $(361,670,071)
                                   =============    =============      =============      =============
-------------------------------------------------------------------------------------------------------
Class B:
Sold                                     356,498    $  11,089,979             29,862      $   1,164,926
Dividends and distribution
reinvested                                13,702          402,300                 --                 --
Redeemed                                 (97,788)      (2,902,633)              (699)           (27,381)
                                   -------------    -------------      -------------      -------------
Net increase                             272,412    $   8,589,646             29,163      $   1,137,545
                                   =============    =============      =============      =============
-------------------------------------------------------------------------------------------------------
Class C:
Sold                                      85,612    $   2,722,308             22,769      $     916,393
Dividends and distribution
reinvested                                 5,959          175,123                 --                 --
Redeemed                                 (16,559)        (525,264)            (4,115)          (172,852)
                                   -------------    -------------      -------------      -------------
Net increase                              75,012    $   2,372,167             18,654      $     743,541
                                   =============    =============      =============      =============
-------------------------------------------------------------------------------------------------------
Income Shares:
Redeemed                                      --               --         18,004,302      $ 208,857,924
                                   =============    =============      =============      =============

1. For the ten months ended October 31, 1997, for Class A shares and for the period from March 3, 1997 (inception of offering) to October 31, 1997 for Class B and Class C shares.

================================================================================
3. Unrealized Gains and Losses on Investments

As of October 31, 1998, net unrealized appreciation on investments of $91,280,653 was composed of gross appreciation of $92,283,087, and gross depreciation of $1,002,434.


23  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average daily net assets, 0.90% of the next $400 million and 0.85% of average daily net assets over $800 million. Pursuant to the Agreement, until February 28, 1999, the Manager will waive the following portion of the advisory fee: 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million. For the year ended October 31, 1998, the waiver amounted to $648,723. The Fund's management fee for the year ended October 31, 1998, was 1.00% of the average annual net assets for Class A, Class B and Class C shares.

               The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1998, the Manager paid $885,761 to the Sub-Advisor.

               For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $330,196, of which $99,219 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $27,620, $291,004 and $22,732. The amount paid to an affiliated broker/dealer for Class B shares was $15,131. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $7,353 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1998, the Fund paid OFS $197,200. Effective May 1, 1998, the Board of Directors approved an increase in the annual maintenance fee from $14.85 to $18.00 for each Fund shareholder account.


24  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor has voluntarily agreed to waive 0.15% of the distribution fee payable under the plan until February 28, 1999. For the year ended October 31, 1998, the waiver amounted to $421,564. During the year ended October 31, 1998, OFDI paid $2,109 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI retained $43,422 and $13,898, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $376,529 for Class B and $40,709 for Class C.


                 25 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
6. Other Matters

As of September 24, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.


                 26 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Board of Directors and Shareholders of Oppenheimer Quest Capital Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc. (the Fund) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 1998


                 27 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

               Distributions of $13.8486, $13.7901 and $13.7665 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 5, 1997, of which, for each class of shares, $10.2820 was designated as a capital gain distribution in the "28% Rate Group" and $2.5097 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

               Dividends paid by the Fund during the year ended October 31, 1998, which are not designated as capital gain distributions should be multiplied by 100.00% to arrive at the net amount eligible for the corporate dividend-received deduction.

               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 28 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Oppenheimer Quest Capital Value Fund, Inc.
--------------------------------------------------------------------------------

================================================================================
Officers and Directors   Bridget A. Macaskill, Chairman of the Board of
                           Directors and President
                         Paul Y. Clinton, Director
                         Thomas W. Courtney, Director
                         Robert G. Galli, Director
                         Lacy B. Herrmann, Director
                         George Loft, Director
                         Robert C. Doll, Jr., Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Sub-Advisor              OpCap Advisors

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Accountants  PricewaterhouseCoopers LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Quest Capital Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Capital Value Fund, Inc. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                 29 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

==================================================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------------------------------
Real Asset Fund                       Gold & Special Minerals Fund

==================================================================================================================
Global Stock Funds
------------------------------------------------------------------------------------------------------------------
Developing Markets Fund               International Growth Fund             Quest Global Value Fund
International Small                   Global Fund                           Global Growth & Income Fund
 Company Fund

==================================================================================================================
Stock Funds
------------------------------------------------------------------------------------------------------------------
Enterprise Fund                       MidCap Fund                           Growth Fund
Discovery Fund                        Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund            Quest Capital Value Fund              Quest Value Fund

==================================================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------------------------------
Main Street Income &                  Total Return Fund                     Disciplined Allocation Fund
 Growth Fund                          Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(1)                        Convertible Securities Fund(2)
 Value Fund                           Equity Income Fund

==================================================================================================================
Taxable Bond Funds
------------------------------------------------------------------------------------------------------------------
International Bond Fund               Champion Income Fund                  U.S. Government Trust
World Bond Fund                       Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                       Bond Fund

==================================================================================================================
Municipal Bond Funds
------------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)          Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)             Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)          Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)            Intermediate Municipal Fund            Municipal Fund

==================================================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------------------------------
Money Market Fund                     Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                 30 Oppenheimer Quest Capital Value Fund, Inc.
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Internet
24-hr access to account
information. Online
trans actions now available

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 www.oppenheimerfunds.com
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General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

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 1-800-525-7048
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Account Transactions
Mon-Fri 8:30am-8pm ET

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 1-800-852-8457
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PhoneLink
24-hr automated information
and automated transactions

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 1-800-533-3310
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Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

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 1-800-843-4461
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OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

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 1-800-835-3104
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 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0835.001.1098  December 30, 1998